                                                                Exhibit 24(b)


                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 17, 1994.

                                        /s/ Victor J. Riley, Jr.
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 17, 1994.

                                        /s/ James W. Wert
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 17, 1994.

                                        /s/ Lee G. Irving
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 17, 1994.

                                        /s/ H. Douglas Barclay
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 11, 1994.

                                        /s/ William G. Bares
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 17, 1994.

                                        /s/ Albert C. Bersticker
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 16, 1994.

                                        /s/ Thomas A. Commes
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 17, 1994.

                                        /s/ Kenneth M. Curtis
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 14, 1994.

                                        /s/ John C. Dimmer
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 14, 1994.

                                        /s/ Lucie J. Fjeldstad
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 17, 1994.

                                        /s/ Robert W. Gillespie
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 14, 1994.

                                        /s/ Stephen R. Hardis
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 15, 1994.

                                        /s/ Henry S. Hemingway
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 17, 1994.

                                        /s/ Charles R. Hogan
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 17, 1994.

                                        /s/ Lawrence A. Leser
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 15, 1994.

                                        /s/ Steven A. Minter
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 14, 1994.

                                        /s/ M. Thomas Moore
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 11, 1994.

                                        /s/ John C. Morley
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 11, 1994.

                                        /s/ Richard W. Pogue
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 16, 1994.

                                        /s/ Dennis W. Sullivan
                                        ------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 17, 1994.

                                        /s/ Peter G. Ten Eyck, II
                                        -------------------------

                                   KEYCORP

                              POWER OF ATTORNEY


              The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on such Form S-3, S-8 or such other form or forms as are applicable) to effect the registration of (i) up to 400,000 Common Shares of the Corporation to be issued and sold under the Corporation's Dividend Reinvestment and Cash Payment Plan (the "DRP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DRP, and (ii) up to 400,000 Common shares to be issued and sold under the Corporation's Discounted Stock Purchase Plan (the "DSPP") in addition to the 400,000 Common Shares currently authorized to be issued and sold under the DSPP, hereby constitutes and appoints Roger Noall, Carter B. Chase, and Steven N. Bulloch, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statements or amendments to existing registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with a Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

              IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of November 14, 1994.

                                        /s/ Nancy B. Veeder
                                        ------------------------